UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2007

Marshall Edwards, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50484	51-0407811

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
140 Wicks Road, North Ryde, NSW, 2113 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (011) 61 2 8877-6196
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Marshall Edwards, Inc. (“Marshall Edwards”) filed a Form 8-K for Items 1.01, 3.02 and 9.01 on August 6, 2007 (the “Form 8-K”). The terms of the warrants issued to Blue Trading, LLC were incorrectly stated therein. The sole purpose of this Form 8-K/A is to clarify the correct terms of the warrants issued to Blue Trading, LLC and to file (i) an Amended and Restated Warrant Agreement, amending and restating the Warrant Agreement filed as Exhibit 10.3 to the Form 8-K, to reflect the correct terms of such warrants, (ii) a Registration Rights Agreement and (iii) a Form of Warrant.
Item 1.01. Entry into a Material Definitive Agreement.
     As disclosed in the Form 8-K, on August 6, 2007, Marshall Edwards issued 62,091 warrants to Blue Trading, LLC, which acted as the placement agent in the private placement, as part of the placement fee. As reflected in the Amended and Restated Warrant Agreement and the form of Warrant, these warrants were and continue to be exercisable immediately (rather than exercisable beginning on February 6, 2008) and the exercise price of the warrants is $3.00 (rather than $3.60). Marshall Edwards has entered into a registration rights agreement with Blue Trading, LLC, pursuant to which Blue Trading, LLC has been granted certain registration rights with respect to the common stock issuable upon exercise of the warrants.
     The foregoing description of the Amended and Restated Warrant Agreement, the Registration Rights Agreement and the Form of Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of those agreements filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and each such exhibit is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Warrant Agreement, dated as of September 26, 2007, among Marshall Edwards, Inc., Computershare Inc. and Computershare Trust Company, N.A.

10.2	Registration Rights Agreement, dated as of September 26, 2007, between Marshall Edwards, Inc. and Blue Trading, LLC

10.3	Form of Warrant

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL EDWARDS, INC.
By:	/s/ David R. Seaton
David R. Seaton
Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Dated: September 27, 2007

Index to Exhibits

Exhibit No.	Description
10.1	Amended and Restated Warrant Agreement, dated as of September 26, 2007, among Marshall Edwards, Inc., Computershare Inc. and Computershare Trust Company, N.A.

10.2	Registration Rights Agreement, dated as of September 26, 2007, between Marshall Edwards, Inc. and Blue Trading, LLC

10.3	Form of Warrant